UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/29/2013

Item 1. Reports to Stockholders.

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OPPENHEIMER

EMERGING MARKETS DEBT FUND

SEMIANNUAL REPORT 11.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Emerging Markets Bond Index Global Diversified	JPMorgan Government Index-Emerging Markets Global Diversified (Unhedged)	Reference Index
6-Month	-7.34%	-11.74%	-2.81%	-5.49%	-4.66%
1-Year	-7.87	-12.24	-5.06	-6.50	-6.02
Since Inception (6/30/10)	3.55	2.09	7.09	4.83	5.57

Effective February 4, 2014, the Fund’s name will change to Oppenheimer Emerging Markets Local Debt Fund.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*November 29, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2013.

2      OPPENHEIMER EMERGING MARKETS DEBT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -7.34% during the reporting period. On a relative basis, the JPMorgan Emerging Markets Bond Index Global Diversified returned -2.81% and the JPMorgan Government Bond Index—Emerging Markets Global Diversified (Unhedged) returned -5.49%.

MARKET OVERVIEW

The reporting period began at a volatile time, as comments from Federal Reserve (“Fed”) Chairman Ben Bernanke at a Congressional hearing in late May surprised the market when he indicated that tapering of the Fed’s asset purchase program might begin if the economy continued to show improvement. Fears about a possible slowdown in the world’s emerging economies were exacerbated by the prospect of quantitative easing, which has been a steady source of liquidity, coming to an end. As a result, risk assets sold off across the board, with emerging market debt absorbing the brunt of the selling, although investment grade credit was certainly not immune. Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future.

The final quarter of the reporting period marked a transition from expectations of tapering “very soon” to “tapering sometime later”, and this presented varying outcomes for fixed-rate, duration-sensitive debt markets. U.S ten-year Treasury yields, which had risen to about 3.00%, moved closer to 2.60% as the prospects for Fed tapering abated when the Federal Open Market Committee (FOMC) decided to maintain its quantitative easing measures in September. A combination of Fed jaw-boning and the ascent of dovish Janet Yellen as successor to Ben Bernanke were among the factors leading to lower U.S. yields. However, while emerging market debt did improve from its earlier tail-spin over the second half of the period, it continued to lag developed market debt.

FUND REVIEW

Emerging market debt as an asset class had a rough time after the initial rate rise in U. S. Treasuries. While emerging market countries linked to a modestly improving European economy fared better, those in Latin America and Asia that harbor high current account deficits, slackening economies, or that face political unrest, continued to swoon but at a more gradual rate than previously. Many of the nations that appeared to benefit from the Fed’s extraordinarily accommodative stance performed poorly when tapering fears

3      OPPENHEIMER EMERGING MARKETS DEBT FUND

peaked, and then rebounded somewhat in terms of the prices of their debt and currencies as tapering talk abated. Nevertheless, valuations in many cases now seem cheap, broadly speaking.

In this difficult environment for emerging market debt, most areas of the Fund experienced negative returns, with local-currency denominated bonds detracting the most from performance on an absolute basis. This was partially due to volatility in foreign currencies which, combined with emerging market yield volatility, was doubly negative for Fund performance. However, while emerging market volatility may persist in the near term as the market absorbs faster U.S. economic growth and near-term tapering, we believe yields and currencies have cheapened substantially and provide much more cushion for the long term. Emerging market corporate debt fared best for the Fund. Our asset allocation into corporates was a positive contributor, along with security selection in this asset class. Thus, our decision to avoid high grade emerging market sovereign debt for the first half of the year helped the Fund. The duration component of corporate debt created a slight negative return on an absolute return basis.

In terms of our local currency investments, our limited holdings in Indonesia, South Africa and Turkey were positive contributors on a relative basis, while our Brazil holdings detracted. Although we substantially reduced the Fund’s holdings of Brazilian debt denominated in local currency over the reporting period, our overweight exposure to Brazilian interest rates detracted when local economic and fiscal concerns intensified. In terms of external debt, our exposure to Venezuela was the main driver of negative performance. Although local-denominated debt in Mexico detracted from absolute performance due to the rise in Mexican yields, which matched the U.S. yield curve move, our position in Mexican corporate bonds and U.S.-dollar denominated bonds performed positively. Other positive performers on an absolute basis included small positions in local-currency denominated bonds of Poland and South Korea.

STRATEGY & OUTLOOK

On February 4, 2014, the Fund will change its name to Oppenheimer Emerging Markets Local Debt Fund. Consistent with this change, the Fund’s investment strategy will be modified to reflect that the Fund will invest, under normal market conditions, determined by OppenheimerFunds, Inc. (the Sub-Adviser) in its discretion, at least 80% of its net assets (plus borrowings for investment purposes) in debt securities that are economically tied to emerging market countries and denominated in local (non-U.S.) currency. The new name reflects a single, purer strategy approach focused primarily on local currency denominated bonds. We believe a greater focus on local currencies will provide investors with a dedicated vehicle for

4      OPPENHEIMER EMERGING MARKETS DEBT FUND

accessing the higher-yielding local markets in the developing world. Additionally, emerging markets have been increasingly issuing more sovereign and corporate debt denominated in local currencies, which we believe will continue to support a deeper, more liquid market in local currency bonds in the long term.

Spikes in market volatility may be difficult to stomach although such potential “value creation events” do seem to be more common since 2008. The second quarter sell-off of fixed income overall was acute, and its repercussions in emerging markets debt did not fully dissipate as the third quarter progressed. While we continue to believe that the U.S. dollar is likely to remain relatively strong in the near term, the outsized spike in emerging market debt yields is not fully justified, in our view. While short-term investor activity has contributed to volatility in the less liquid emerging market instruments during the “duration aversion shock”, we expect that fundamentals may reassert themselves over time. We still believe in the long-term case for emerging market debt, especially debt denominated in local currency. This asset class continues to grow in depth and breadth, a trend we believe may continue for years to come, and therefore we anticipate greater potential for attractive opportunities.

The abrupt change in market sentiment did lay bare some fundamental challenges to countries with high current account deficits – challenges that a prolonged period of easy money in the U.S. may have masked to some degree. However, not all emerging market countries are experiencing fragilities. Most are at a low point cyclically in their economic cycle, but very few face structural problems. Looking forward, we believe it will be “alpha” rather than “beta” that will drive emerging market debt performance, and active management will be more important than ever. Moreover, we believe that active investment decisions along currency, rates, and credit are more likely to produce positive performance (alpha) during periods that investors differentiate among markets rather than the beta associated with broad risk aversion moves. In particular, with rising developed market bond yields presenting a headwind, country and currency selection (alpha) will be critical.

During periods of underperformance, it is important to ask what has changed and what has not changed. While the Fed may be closer to reducing its stimulative measures as the domestic economy expands, the amount of liquidity injected by Japan into global capital markets may be expected to replenish much of what the Fed would remove. We believe Japan can continue to be a source of meaningful liquidity for some time, and we think that both the Bank of England’s and the European Central Bank’s (“ECB”) forward guidance will remain dovish. The ECB cut its policy rate in November and Australia is in

5      OPPENHEIMER EMERGING MARKETS DEBT FUND

easing mode. Meanwhile Brazil, Indonesia, and Turkey are already tightening monetary conditions in order to reduce their imbalances, while China’s clamp-down on credit expansion is warranted, in our view, and unlikely to lead to an unreasonable contraction. While most emerging market economies are below trend growth, Gross Domestic Product growth is positive and likely to improve with the recovery in the U.S. and Europe.

Sara J. Zervos, Ph.D. Portfolio Manager

6      OPPENHEIMER EMERGING MARKETS DEBT FUND

Top Holdings and Allocations*

TOP TEN GEOGRAPHICAL HOLDINGS
Mexico	20.5%
Brazil	16.7
Russia	15.2
Turkey	8.5
South Africa	8.2
Hungary	4.9
Indonesia	4.6
Colombia	3.8
Thailand	3.8
Poland	2.2

Portfolio holdings and allocation are subject to change. Percentages are as of November 29, 2013, and are based on total market value of investments.

PORTFOLIO ALLOCATION
Foreign Government Obligations	80.5%
Corporate Bonds and Notes	18.3
U.S. Government Obligation	0.5
Money Market Fund	0.4
Structured Securities	0.3
Over-the-Counter Options Purchased	—**

**Represents a value less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on the total market value of investments.

*November 29, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	0.9%
AA	0.5
A	38.3
BBB	48.2
BB	10.6
B	1.4
Unrated	0.1
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of November 29, 2013, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

7      OPPENHEIMER EMERGING MARKETS DEBT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	6-Month	1-Year	Since Inception
Class A (OEMAX)	6/30/10	-7.34%	-7.87%	3.55%
Class C (OEMCX)	6/30/10	-7.59%	-8.47%	2.80%
Class I (OEMIX)	9/28/12	-7.06%	-7.49%	-4.70%
Class N (OEMNX)	6/30/10	-7.46%	-8.09%	3.29%
Class Y (OEMYX)	6/30/10	-7.10%	-7.58%	3.86%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13
	Inception Date	6-Month	1-Year	Since Inception
Class A (OEMAX)	6/30/10	-11.74%	-12.24%	2.09%
Class C (OEMCX)	6/30/10	-8.50%	-9.35%	2.80%
Class I (OEMIX)	9/28/12	-7.06%	-7.49%	-4.70%
Class N (OEMNX)	6/30/10	-8.36%	-8.97%	3.29%
Class Y (OEMYX)	6/30/10	-7.10%	-7.58%	3.86%

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/13
Class A	4.44%
Class C	3.89
Class I	5.07
Class N	4.41
Class Y	4.93

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 11/30/13 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class N, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

8      OPPENHEIMER EMERGING MARKETS DEBT FUND

The Fund’s performance is compared to the performance of the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Government Bond Index - Emerging Markets Global Diversified (Unhedged), and the Fund’s Reference Index. The JPMorgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The JPMorgan Government Bond Index - Emerging Markets Global Diversified (Unhedged) is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Reference Index is a customized weighted index comprised of the following underlying broad-based security indices: 70% of the JPMorgan Government Bond Index – Emerging Markets Global Diversified (Unhedged) and 30% of the JPMorgan Emerging Markets Bond Index Global Diversified. The Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER EMERGING MARKETS DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER EMERGING MARKETS DEBT FUND

Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013
Class A	$1,000.00	$ 926.60	$6.02
Class C	1,000.00	924.10	9.64
Class I	1,000.00	929.40	4.05
Class N	1,000.00	925.40	7.23
Class Y	1,000.00	929.00	4.58

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.70	6.31
Class C	1,000.00	1,014.96	10.10
Class I	1,000.00	1,020.74	4.24
Class N	1,000.00	1,017.45	7.57
Class Y	1,000.00	1,020.19	4.80

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 29, 2013 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	2.00
Class I	0.84
Class N	1.50
Class Y	0.95

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS November 29, 2013* / Unaudited

		Principal Amount	Value
U.S. Government Obligation—0.5%
United States Treasury Bills, 0.085%, 7/24/14[1,2] (Cost $399,779)		$400,000	$399,779
Foreign Government Obligations—78.6%
Brazil—13.7%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds,
5.333%, 2/15/28[3]		155,000	146,087
Federative Republic of Brazil International Bonds,
4.25%, 1/7/25		100,000	94,125
Federative Republic of Brazil Letra Tesouro Nacional Sr.
Unsec. Nts., 9.228%, 1/1/14	BRL	8,750,000	3,715,205
Federative Republic of Brazil Letra Tesouro Nacional
Unsec. Nts., 9.132%, 7/1/14	BRL	10,090,000	4,082,859
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/14	BRL	1,855,000	794,047
9.762%, 1/1/18	BRL	2,645,000	1,046,482
9.762%, 1/1/21	BRL	1,040,000	392,089
10.00%, 1/1/23	BRL	1,425,000	522,340

			10,793,234
Colombia—2.4%
Republic of Colombia Sr. Unsec. Bonds, 6.125%,
1/18/41		40,000	42,600
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		140,000	135,450
7.375%, 1/27/17		55,000	64,075
7.375%, 3/18/19		90,000	109,125
8.125%, 5/21/24		90,000	116,775
Series B, 7.00%, 5/4/22	COP	1,569,000,000	815,709
Series B, 10.00%, 7/24/24	COP	1,012,000,000	650,865

			1,934,599
Costa Rica—0.0%
Republic of Costa Rica Sr. Unsec. Bonds, 4.375%,
4/30/25[3]		20,000	18,150
Hungary—4.8%
Hungary Unsec. Bonds:
Series 17/A, 6.75%, 11/24/17	HUF	111,000,000	538,605
Series 19/A, 6.50%, 6/24/19	HUF	116,000,000	553,943
Series 20/A, 7.50%, 11/12/20	HUF	68,000,000	338,668
Series 23/A, 6.00%, 11/24/23	HUF	130,500,000	586,501
Hungary Unsec. Nts.:
Series 16/D, 5.50%, 12/22/16	HUF	102,000,000	478,285
Series 18/A, 5.50%, 12/20/18	HUF	284,000,000	1,307,019

			3,803,021
Indonesia—4.2%
Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Bonds,
4%, 11/21/18[3]		200,000	198,000
Perusahaan Penerbit SBSN Indonesia Unsec. Nts.,
6.125%, 3/15/19[3]		110,000	117,150
Republic of Indonesia International Bonds:
3.375%, 4/15/23[3]		70,000	60,200
5.25%, 1/17/42[3]		100,000	84,500

12      OPPENHEIMER EMERGING MARKETS DEBT FUND

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia Sr. Unsec. Nts.:
4.875%, 5/5/21[3]		$185,000	$186,387
5.375%, 10/17/23[3]		230,000	231,150
11.625%, 3/4/19[3]		40,000	54,100
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	950,000,000	78,108
Series FR61, 7.00%, 5/15/22	IDR	5,750,000,000	434,597
Series FR66, 5.25%, 5/15/18	IDR	1,450,000,000	107,962
Series FR68, 8.375%, 3/15/34	IDR	3,060,000,000	240,293
Series FR69, 7.875%, 4/15/19	IDR	4,640,000,000	384,970
Series FR70, 8.375%, 3/15/24	IDR	8,250,000,000	678,448
Series FR71, 9.00%, 3/15/29	IDR	5,700,000,000	474,558

			3,330,423
Kazakhstan—0.1%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds,
4.125%, 12/10/22[3]		70,000	62,828
Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[3]		85,000	92,331
Lithuania—0.4%
Republic of Lithuania Sr. Unsec. Bonds:
6.125%, 3/9/21[3]		185,000	211,501
6.625%, 2/1/22[3]		85,000	99,981

			311,482
Mexico—16.5%
United Mexican States Sr. Unsec. Bonds:
6.75%, 9/27/34		65,000	75,498
7.50%, 4/8/33		30,000	37,725
United Mexican States Treasury Bills:
3.53%, 3/6/14	MXN	6,300,000	476,225
3.54%, 4/16/14	MXN	10,000,000	752,991
3.54%, 4/30/14	MXN	18,600,000	1,398,207
3.88%, 12/11/13	MXN	20,000,000	1,524,294
3.90%, 2/6/14	MXN	10,000,000	758,012
3.92%, 1/23/14	MXN	10,000,000	759,080
United Mexican States Unsec. Bonds:
8.00%, 6/11/20	MXN	4,600,000	399,427
Series M, 6.50%, 6/9/22	MXN	19,500,000	1,534,608
Series M, 7.00%, 6/19/14	MXN	8,150,000	636,132
Series M, 8.00%, 12/19/13	MXN	38,500,000	2,947,098
Series M20, 7.50%, 6/3/27	MXN	12,000,000	983,149
Series M20, 8.50%, 5/31/29	MXN	9,470,000	821,452

			13,103,898
Morocco—0.2%
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[3]		130,000	120,250
Nigeria—1.4%
Federal Republic of Nigeria Treasury Bills, 11.356%,
1/23/14[9]	NGN	13,000,000	80,834
Federal Republic of Nigeria Unsec. Bonds:
7.00%, 10/23/19	NGN	52,000,000	252,646
16.00%, 6/29/19	NGN	51,000,000	364,083

13      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Nigeria (Continued)
Federal Republic of Nigeria Unsec. Bonds: (Continued)
16.39%, 1/27/22	NGN	55,000,000	$411,354
			1,108,917
Panama—0.4%
Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20		65,000	70,688
6.70%, 1/26/36		40,000	44,600
8.875%, 9/30/27		45,000	60,638
9.375%, 4/1/29		45,000	62,775
			238,701
Peru—1.6%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		80,000	90,800
7.84%, 8/12/20[3]	PEN	1,450,000	596,298
8.20%, 8/12/26[3]	PEN	1,350,000	578,561
			1,265,659
Philippines—0.3%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		50,000	58,688
6.375%, 10/23/34		145,000	172,043
7.75%, 1/14/31		25,000	33,094
			263,825
Poland—2.0%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		100,000	91,625
5.00%, 3/23/22		100,000	107,550
5.125%, 4/21/21		175,000	191,188
Republic of Poland Unsec. Bonds:
5.25%, 10/25/20	PLN	1,900,000	652,856
5.75%, 10/25/21	PLN	1,820,000	643,636
			1,686,855
Romania—1.2%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[3]		185,000	210,299
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	200,000	64,358
5.90%, 7/26/17	RON	2,000,000	643,986
			918,643
Russia—10.1%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%,
2/13/18[3]	RUB	9,100,000	270,165
Russian Federation Sr. Unsec. Bonds:
5.875%, 9/16/43[3]		85,000	85,213
Series 6211, 7.00%, 1/25/23	RUB	35,300,000	1,024,091
Russian Federation Unsec. Bonds:
6.80%, 12/11/19	RUB	40,000,000	1,164,670
7.00%, 8/16/23	RUB	34,900,000	1,000,114
Series 6204, 7.50%, 3/15/18	RUB	31,800,000	978,683
Series 6205, 7.60%, 4/14/21	RUB	43,800,000	1,338,086
Series 6209, 7.60%, 7/20/22	RUB	31,400,000	953,109
Vnesheconombank Sr. Unsec. Bonds:
Series 9, 7.90%, 3/18/21[5]	RUB	9,000,000	273,320
Series 18, 8.55%, 9/17/32[5]	RUB	5,400,000	165,784

14      OPPENHEIMER EMERGING MARKETS DEBT FUND

		Principal Amount	Value
Russia (Continued)
Vnesheconombank Via VEB Finance plc Sr. Unsec. Bonds:
5.375%, 2/13/17[3]		$125,000	$133,075
5.45%, 11/22/17[3]		140,000	149,100
6.902%, 7/9/20[3]		265,000	292,202
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts.,
5.942%, 11/21/23[3]		130,000	129,817
			7,957,429
Serbia—0.3%
Republic of Serbia Treasury Bills, 10.004%, 6/12/14[9]	RSD	18,000,000	204,531
South Africa—7.6%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22		30,000	32,325
5.875%, 9/16/25		125,000	130,375
6.25%, 3/31/36	ZAR	4,100,000	294,451
Series R207, 7.25%, 1/15/20	ZAR	20,840,000	2,012,583
Series R208, 6.75%, 3/31/21	ZAR	22,370,000	2,073,583
Republic of South Africa Unsec. Bonds:
10.50%, 12/21/26	ZAR	3,500,000	402,159
Series 2023, 7.75%, 2/28/23	ZAR	5,640,000	544,166
Series R213, 7.00%, 2/28/31	ZAR	6,947,000	568,188
			6,057,830
Thailand—3.8%
Kingdom of Thailand Sr. Unsec. Bonds:
3.58%, 12/17/27	THB	23,200,000	674,856
3.625%, 6/16/23	THB	32,900,000	991,192
3.65%, 12/17/21	THB	21,200,000	651,107
Kingdom of Thailand Sr. Unsec. Nts., 3.875%, 6/13/19	THB	19,800,000	629,198
			2,946,353
Turkey—7.0%
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	130,000	179,169
5.625%, 3/30/21		105,000	109,515
6.25%, 9/26/22		160,000	171,984
6.875%, 3/17/36		55,000	57,475
7.375%, 2/5/25		85,000	95,498
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15	TRY	660,000	442,862
6.317%, 2/14/18	TRY	985,000	445,643
7.10%, 3/8/23	TRY	1,370,000	592,009
8.30%, 6/20/18	TRY	2,175,000	1,051,360
9.00%, 3/5/14	TRY	1,960,000	976,214
9.00%, 3/8/17	TRY	3,015,000	1,499,959
			5,621,688
United Arab Emirates—0.2%
Emirate of Dubai Government Sr. Unsec. International
Bonds, 5.591%, 6/22/21		160,000	174,608
Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 4.50%,
8/14/24		230,000	228,850
Total Foreign Government Obligations (Cost $65,384,970)			62,244,105

15      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Corporate Bonds and Notes—17.8%
Consumer Discretionary—0.1%
Household Durables—0.1%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[3]		$65,000	$57,850
Consumer Staples—0.2%
Food Products—0.2%
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[3]		165,000	138,188
Energy—3.6%
Energy Equipment & Services—0.3%
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]		135,000	130,613
Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec.
Nts., 10/17/23[3]		95,000	95,084
			225,697

Oil, Gas & Consumable Fuels—3.3%
Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[3]		70,000	71,050
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]		225,000	237,937
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[3]		115,000	116,075
Empresa Nacional del Petroleo, 5.25% Sr. Unsec. Nts., 8/10/20[3]		135,000	140,224
KazMunayGas National Co. JSC:
7.00% Sr. Unsec. Nts., 5/5/20[3]		30,000	33,990
9.125% Sr. Unsec. Nts., 7/2/18[3]		85,000	103,381
Novatek OAO via Novatek Finance Ltd., 7.75% Sr. Unsec. Nts.,
2/21/17[3]	RUB	4,270,000	129,014
Pacific Rubiales Energy Corp.:
5.125% Sr. Unsec. Nts., 3/28/23[3]		130,000	118,625
5.375%, 1/26/19[3]		125,000	125,313
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Nts., 6/15/35		50,000	51,500
Pertamina Persero PT, 4.875% Sr. Unsec. Nts., 5/3/22[3]		100,000	91,375
Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 1/30/23		220,000	200,970
4.875% Sr. Unsec. Nts., 1/18/24		300,000	299,272
6.00% Sr. Unsec. Nts., 3/5/20		280,000	311,150
6.50% Sr. Unsec. Nts., 6/2/41		115,000	116,820
8.00% Sr. Unsec. Nts., 5/3/19		70,000	84,875
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[3]		28,333	30,246
9.75% Sr. Unsec. Nts., 8/14/19[3]		35,000	44,625
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[3]		95,000	121,800
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[3]		145,000	141,194
			2,569,436
Financials—5.0%
Commercial Banks—3.9%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	TRY	880,000	393,735
Alfa Bank OJSC Via Alfa Bond Issuance plc, 7.875% Sr. Unsec. Nts.,
9/25/17[3]		125,000	139,062
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[4]	BRL	145,000	57,259
Banco BMG SA:
8.875% Sub. Nts., 8/5/20[3]		55,000	54,037
9.15% Sr. Unsec. Nts., 1/15/16[3]		36,000	37,530
9.95% Sub. Nts., 11/5/19[3]		160,000	162,800
Banco de Costa Rica, 5.25% Sr. Unsec. Nts., 8/12/18[3]		95,000	95,427

16      OPPENHEIMER EMERGING MARKETS DEBT FUND

		Principal Amount	Value
Commercial Banks—3.9%
Banco del Estado de Chile:
3.875% Sr. Unsec. Nts., 2/8/22[3]		$65,000	$64,021
4.125% Sr. Unsec. Nts., 10/7/20[3]		120,000	123,315
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[3,5,6]		420,000	436,800
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[3]		385,000	391,737
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub.
Nts., 3/18/16[3]	BRL	370,000	149,277
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		210,000	194,250
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3]		110,000	109,450
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]		170,000	157,675
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		45,000	39,201
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[3,5]		95,000	90,725
Turkiye Is Bankasi, 6% Sub. Nts., 10/24/22[3]		165,000	153,863
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[3]		60,000	53,550
Yapi ve Kredi Bankasi AS, 5.50% Unsec. Sub. Nts., 12/6/22[3]		215,000	188,340
			3,092,054

Diversified Financial Services—0.5%
Autopistas del Nordeste Cayman Ltd., 9.39% Unsec. Nts., 4/15/24[3]		110,111	112,038
Banco BTG Pactual SA (Cayman Islands), 5.75% Sub. Nts., 9/28/22[3]		120,000	108,600
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[3]		130,000	131,105
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]		100,000	104,475
			456,218

Real Estate Management & Development—0.6%
BR Malls International Finance Ltd. Perpetual Bonds, 8.50%[3,6]		15,000	15,103
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts.,
1/10/23[3]		325,000	316,063
El Fondo MIVIVIENDA SA, 3.50% Unsec. Nts., 1/31/23[3]		150,000	136,125
			467,291
Industrials—0.8%
Airlines—0.1%
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[3]		70,000	64,327

Construction & Engineering—0.3%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[3]		110,000	106,700
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]		175,000	171,500
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[3]	BRL	110,000	39,553
			317,753

Road & Rail—0.4%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]		40,000	43,800
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts.,
6/10/28[3]	MXN	2,300,000	154,156
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[3]		50,000	44,125
			242,081
Materials—2.5%
Construction Materials—1.5%
Cemex Espana Luxembourg:
9.25% Sr. Sec. Nts., 5/12/20[3]		325,000	354,656
9.875% Sr. Sec. Nts., 4/30/19[3]		295,000	334,456
Cemex Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[3]		195,000	216,937

17      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Construction Materials (Continued)
Cemex SAB de CV:
6.50% Sec. Nts., 12/10/19[3]		$155,000	$157,325
7.25% Sr. Sec. Nts., 1/15/21[3]		125,000	127,031
			1,190,405

Metals & Mining—1.0%
ALROSA Finance SA, 7.75% Nts., 11/3/20[3]		355,000	395,381
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[3]		150,000	141,657
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[3]		75,000	70,847
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]		115,000	112,556
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[3]		80,000	79,200
			799,641
Telecommunication Services—4.0%
Diversified Telecommunication Services—0.3%
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts.,
9/27/22[3]		55,000	51,012
Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	BRL	360,000	138,693
			189,705

Wireless Telecommunication Services—3.7%
America Movil SAB de CV, 6.45% Sr. Unsec. Nts., 12/5/22	MXN	3,600,000	258,602
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[3]		120,000	126,000
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[3]		55,000	53,213
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[3]		85,000	87,125
MTS International Funding Ltd.:
5.00% Sr. Unsec. Nts., 5/30/23[3]		115,000	107,813
8.625% Sr. Unsec. Nts., 6/22/20[3]		140,000	165,900
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec.
Nts., 5/17/19[3]		50,000	52,875
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC:
7.748% Sr. Unsec. Nts., 2/2/21[3]		210,000	226,800
9.125% Sr. Unsec. Nts., 4/30/18[3]		450,000	523,688
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[3]		240,000	227,400
7.504% Sr. Unsec. Nts., 3/1/22[3]		490,000	512,981
9.00% Sr. Unsec. Nts., 2/13/18[3]	RUB	11,200,000	340,469
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[5]	RUB	8,000,000	244,761
			2,927,627
Utilities—1.6%
Electric Utilities—1.5%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Nts., 10/21/20[3]		370,000	434,750
Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[3]		65,000	75,725
8.375% Sr. Unsec. Nts., 2/1/21[3]	COP	215,475,000	115,727
Eskom Holdings SOC Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[3]		50,000	49,375
6.75% Sr. Unsec. Nts., 8/6/23[3]		170,000	171,734
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[3]		60,000	65,051
7.25% Sr. Sec. Nts., 1/15/19[3]		200,000	222,692

18      OPPENHEIMER EMERGING MARKETS DEBT FUND

					Principal Amount	Value
Electric Utilities (Continued)
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]					$100,000	$97,000
						1,232,054

Energy Traders—0.1%
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[3]					100,000	99,500
Instituto Costarricense de Electricidad, 6.95% Sr. Unsec. Nts., 11/10/21[3]
					15,000	15,555
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec.
Nts., 12/2/24[3]					30,000	36,900
						151,955
Total Corporate Bonds and Notes (Cost $14,690,303)						14,122,282

Structured Securities—0.3%
Citigroup Global Markets Holdings, Inc., Republic of Colombia Credit
Linked Nts., Series 2, 10%, 7/25/24				COP	143,000,000	91,970
Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked
Nts., Cl. B, 10%, 7/30/24[3]				COP	200,000,000	128,630
Total Structured Securities (Cost $236,384)						220,600

Counterparty			Exercise Price	Expiration Date	Contracts
Over-the-Counter Options Purchased—0.0%
BRL Currency Call	GSCO	USD	2 .300	1/9/14 USD	4,290,000	15,324
CLP Currency Call	CFI	USD	500.000	1/24/14 USD	341,500,000	—
MXN Currency Call	GSCO	USD	12.680	12/23/13 USD	21,800,000	1,657
MXN Currency Call	GSCO	USD	12.740	12/20/13 USD	32,500,000	3,055
MXN Currency Call	BOAC	USD	12.750	12/20/13 USD	32,500,000	3,282
Total Over-the-Counter Options Purchased (Cost $114,728)						23,318

					Shares
Investment Company—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[7,8]
(Cost $284,933)					284,933	284,933
Total Investments, at Value
(Cost $81,111,097)					97.6%	77,295,017
Assets in Excess of Other
Liabilities					2.4	1,917,639

Net Assets					100.0%	$79,212,656

Footnotes to Statement of Investments

* November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

1. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $199,890. See Note 6 of the accompanying Notes.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $49,972.

19      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,519,597 or 20.83% of the Fund’s net assets as of November 29, 2013.

4. Restricted security. The aggregate value of restricted securities as of November 29, 2013 was $57,259, which represents 0.07% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16	3/22/13	$72,130	$ 57,259	$14,871

5. Represents the current interest rate for a variable or increasing rate security.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions	Shares November 29, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	1,903,985	34,397,513	36,016,565	284,933

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 284,933	$ 679

8. Rate shown is the 7-day yield as of November 29, 2013. 9. Zero coupon bond reflects effective yield on the date of purchase.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
Mexico	$15,879,152	20.5%
Brazil	12,939,865	16.7
Russia	11,736,117	15.2
Turkey	6,573,501	8.5
South Africa	6,323,064	8.2
Hungary	3,803,021	4.9
Indonesia	3,518,798	4.6
Thailand	2,946,353	3.8
Colombia	2,922,976	3.8
Poland	1,686,855	2.2
Peru	1,511,234	2.0
Nigeria	1,179,967	1.5
Romania	918,643	1.2
United States	684,702	0.9
United Arab Emirates	673,685	0.9
China	527,222	0.7
Chile	485,235	0.6
Lithuania	311,482	0.4
Philippines	300,725	0.4
Israel	287,743	0.4

20      OPPENHEIMER EMERGING MARKETS DEBT FUND

Footnotes to Statement of Investments (Continued)

Geographic Holdings (Continued)	Value	Percent

Kazakhstan	$243,999	0.3%
Panama	238,701	0.3
Uruguay	228,850	0.3
Ukraine	209,035	0.3
Serbia	204,531	0.3
Jamaica	179,213	0.3
India	129,926	0.2
Costa Rica	129,132	0.2
Malaysia	121,800	0.1
Morocco	120,250	0.1
Dominican Republic	112,038	0.1
Latvia	92,331	0.1
Trinidad	74,871	0.1

Total	$77,295,017	100.0%

Forward Currency Exchange Contracts as of November 29, 2013
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	12/2013 - 01/2014	BRL	2,010	USD	885	$–	$29,298
BAC	12/2013	KRW	720,000	USD	678	2,434	–
BAC	02/2014 - 02/2014	MYR	12,705	USD	3,985	–	62,346
BAC	12/2013	RUB	8,000	USD	245	–	4,127
BAC	12/2013	TRY	1,890	USD	938	–	2,417
BAC	12/2013 - 01/2014	USD	1,252	BRL	2,880	27,853	1,167
BAC	02/2014	USD	785	EUR	585	–	10,184
BAC	12/2013	USD	664	HUF	148,000	–	2,338
BAC	12/2013	USD	357	IDR	3,867,000	31,492	–
BAC	12/2013	USD	676	KRW	720,000	–	4,280
BAC	12/2013 - 12/2013	USD	2,830	RUB	92,500	42,119	–
BAC	12/2013	USD	287	TRY	595	–	7,565
BAC	12/2013	USD	2,289	ZAR	23,115	26,179	2,935
BAC	12/2013 - 02/2014	ZAR	14,915	USD	1,485	–	27,956
BNP	12/2013 - 02/2014	EUR	1,250	USD	1,692	7,624	1,722
BNP	12/2013	HUF	126,000	USD	568	–	993
BNP	12/2013	PLN	950	USD	306	1,073	–
BNP	12/2013	TRY	4,730	USD	2,255	87,202	–
BNP	12/2013 - 12/2013	USD	1,491	HUF	331,000	4,633	3,896
BNP	01/2014 - 06/2014	USD	1,302	MXN	16,900	20,800	690
BNP	12/2013	USD	3,472	TRY	7,140	15,424	79,752
BOFA	12/2013 - 01/2014	BRL	3,710	USD	1,600	–	21,006
BOFA	12/2013	HUF	4,000	USD	18	–	9
BOFA	12/2013 - 01/2014	IDR	23,089,000	USD	2,069	–	137,370
BOFA	01/2014	PEN	460	USD	165	–	2,035
BOFA	01/2014	RON	2,220	USD	678	1,859	–
BOFA	02/2014	THB	108,500	USD	3,414	–	47,901
BOFA	12/2013 - 01/2014	USD	1,297	BRL	2,990	23,393	–
BOFA	12/2013 - 01/2014	USD	2,611	IDR	29,672,000	127,875	–
BOFA	12/2013 - 06/2014	USD	2,609	MXN	34,260	21,354	8,529
BOFA	12/2013	USD	416	ZAR	4,110	13,006	–
BOFA	12/2013	ZAR	10,850	USD	1,122	–	58,000

21      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	01/2014	CLP	78,000	USD	153	$–	$7,092
CITNA-B	12/2013	COP	732,000	USD	384	–	5,338
CITNA-B	12/2013 - 02/2014	KRW	2,594,000	USD	2,423	21,810	–
CITNA-B	01/2014 - 03/2014	MXN	50,890	USD	3,894	–	23,367
CITNA-B	01/2014	MYR	4,720	USD	1,490	–	31,031
CITNA-B	12/2013	TRY	2,560	USD	1,255	12,541	–
CITNA-B	12/2013	USD	846	COP	1,637,000	403	–
CITNA-B	02/2014	USD	2,400	EUR	1,795	–	38,517
CITNA-B	12/2013	USD	1,221	KRW	1,297,000	–	4,270
CITNA-B	12/2013 - 04/2014	USD	4,983	MXN	66,040	8,704	42,105
DEUL	02/2014	EUR	605	USD	817	4,612	–
DEUL	12/2013 - 12/2013	HUF	327,000	USD	1,487	–	14,757
DEUL	01/2014	PEN	250	USD	89	–	370
DEUL	12/2013	USD	921	EUR	680	–	3,242
FIB	12/2013 - 03/2014	TRY	775	USD	387	65	5,215
FIB	12/2013 - 12/2013	USD	1,661	TRY	3,405	–	24,620
GSCO-OT	12/2013	BRL	10,294	USD	4,442	–	35,261
GSCO-OT	12/2013 - 07/2014	USD	10,304	BRL	24,489	72,837	54,007
GSCO-OT	12/2013 - 02/2014	USD	441	EUR	330	–	7,390
HSBC	03/2014	USD	953	TRY	1,960	–	387
JPM	12/2013 - 01/2014	BRL	7,519	USD	3,238	–	28,892
JPM	12/2013	COP	896,000	USD	470	–	7,051
JPM	12/2013	EUR	680	USD	913	10,463	–
JPM	12/2013 - 01/2014	IDR	30,216,000	USD	2,715	–	185,594
JPM	12/2013	KRW	1,134,000	USD	1,066	6,001	–
JPM	01/2014 - 02/2014	MYR	14,845	USD	4,618	–	32,342
JPM	12/2013 - 02/2014	PLN	13,220	USD	4,272	–	8,470
JPM	01/2014	RON	2,460	USD	752	1,190	–
JPM	12/2013	RUB	91,800	USD	2,716	53,918	1,091
JPM	05/2014	THB	10,400	USD	331	–	9,795
JPM	12/2013	TRY	4,130	USD	2,104	–	58,189
JPM	12/2013	USD	2,109	BRL	4,774	65,169	–
JPM	12/2013	USD	188	COP	357,000	3,292	–
JPM	12/2013	USD	920	EUR	680	–	3,568
JPM	01/2014 - 01/2014	USD	1,150	IDR	13,496,000	21,428	–
JPM	12/2013	USD	1,068	KRW	1,134,000	–	3,834
JPM	03/2014	USD	477	MXN	6,300	–	752
JPM	01/2014	USD	1,803	MYR	5,775	17,191	–
JPM	12/2013 - 12/2013	USD	2,740	PLN	8,500	3,576	9,349
JPM	12/2013	USD	959	RUB	32,000	–	4,456
JPM	05/2014	USD	344	THB	10,400	22,159	–
JPM	12/2013	USD	998	TRY	1,980	17,802	–
JPM	12/2013	ZAR	15,195	USD	1,538	–	48,866
MSCO	12/2013 - 06/2014	MXN	47,000	USD	3,581	6,161	8,111
MSCO	07/2014	USD	537	BRL	1,240	31,018	–
MSCO	12/2013	USD	319	HUF	71,000	–	425
MSCO	12/2013 - 06/2014	USD	5,276	MXN	69,800	31,973	70,799
MSCO	12/2013	USD	434	TRY	870	2,779	–

22      OPPENHEIMER EMERGING MARKETS DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

MSCO	12/2013	USD	782	ZAR	8,160	$–	$17,586
NOM	12/2013	EUR	200	USD	271	961	–
RBSC	12/2013	HUF	352,000	USD	1,542	43,329	–
RBSC	02/2014	PLN	15,510	USD	4,983	2,523	–
RBSC	12/2013	USD	407	HUF	88,000	11,189	–

Total Unrealized Appreciation and Depreciation						$927,414	$(1,312,655)

Futures Contracts as of November 29, 2013:
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)

U.S. Treasury Long Bonds	CBT	Sell	3/20/14	7	$(1,648)
U.S. Treasury Nts., 10 yr.	CBT	Sell	3/20/14	31	207
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	22	(1,056)
U.S. Treasury Ultra Bonds	CBT	Sell	3/20/14	5	(3,834)

					$(6,331)

Over-the-Counter Options Written at November 29, 2013
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

BRL Currency Call	GSCO	USD	2.210	1/9/14	USD	(4,120,000)	$7,886	$(2,518)

BRL Currency Put	GSCO	USD	2.430	1/9/14	USD	(4,530,000)	22,146	(13,445)

CLP Currency Put	CFI	USD	525.750	1/24/14	USD	(359,000,000)	7,102	(17,232)

MXN Currency Put	BOAC	USD	14.050	12/20/13	USD	(35,800,000)	25,549	(716)

MXN Currency Put	GSCO	USD	14.100	12/20/13	USD	(36,000,000)	23,005	(540)

MXN Currency Call	GSCO	USD	12.275	12/23/13	USD	(21,100,000)	10,348	(63)

Total of Over-the-Counter Options Written							$96,036	$(34,514)

Over-the-Counter Credit Default Swaps at November 29, 2013
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value

Ukraine	JPM	Buy	5.000%	12/20/18	USD	40	$(7,011)	$6,948

Ukraine	JPM	Buy	5.000	12/20/18	USD	45	(9,082)	7,816

Ukraine	JPM	Buy	5.000	12/20/18	USD	45	(9,147)	7,816

Total of Over-the-Counter Credit Default Swaps							$(25,240)	$22,580

Cleared Interest Rate Swaps at November 29, 2013
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BOFA	Pay	Three- Month USD BBA LIBOR	1.838%	10/7/17	USD	10,300	$49,402

GSCO	Pay	Three- Month USD BBA LIBOR	1.838	10/7/17	USD	10,000	47,963

Total of Cleared Interest Rate Swaps							$97,365

23      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at 11/29/13
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BAC	Pay	MXN TIIE BANXICO	8.255%	8/10/23	MXN	7,800	$(8,127)

BAC	Pay	Three- Month ZAR JIBAR SAFEX	6.950	11/12/15	ZAR	10,200	1,053

DEUL	Pay	BZDI	12.655	1/4/16	BRL	6,130	(7,351)

DEUL	Pay	BZDI	12.850	1/4/16	BRL	6,090	(3,748)

DEUL	Pay	BZDI	12.800	1/4/16	BRL	6,060	–

GSCO	Pay	BZDI	12.703	1/4/16	BRL	12,150	(12,840)

GSCO	Pay	BZDI	12.520	1/4/16	BRL	4,480	(7,188)

GSCO	Pay	Three- Month ZAR JIBAR SAFEX	6.650	11/19/15	ZAR	10,300	(1,893)

GSCO	Pay	Three- Month ZAR JIBAR SAFEX	7.000	11/12/15	ZAR	10,200	1,508

GSCO	Pay	BZDI	12.670	1/4/16	BRL	6,040	(6,971)

GSCO	Pay	Three- Month ZAR JIBAR SAFEX	7.000	6/20/15	ZAR	12,000	7,340

GSCO	Pay	BZDI	12.440	1/4/16	BRL	4,440	(8,192)

GSCO	Pay	Three- Month ZAR JIBAR SAFEX	6.750	11/21/15	ZAR	21,400	(3,007)

GSCO	Pay	Three- Month ZAR JIBAR SAFEX	7.638	8/3/16	ZAR	26,000	531

GSCO	Pay	MXN TIIE BANXICO	7.900%	10/10/23	MXN	10,300	(20,862)

GSCO	Pay	MXN TIIE BANXICO	7.730	9/7/33	MXN	9,100	(8,598)

HSBC	Pay	MXN TIIE BANXICO	7.775	7/28/23	MXN	8,100	(17,673)

JPM	Pay	BZDI	12.810	1/4/16	BRL	5,890	–

JPM	Pay	Three- Month ZAR JIBAR SAFEX	6.760	11/21/15	ZAR	10,200	(1,342)

JPM	Pay	Three- Month ZAR JIBAR SAFEX	6.700	11/19/15	ZAR	20,500	(2,854)

JPM	Pay	MXN TIIE BANXICO	7.670	8/1/23	MXN	9,100	(22,264)

24      OPPENHEIMER EMERGING MARKETS DEBT FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

JPM	Pay	Three- Month ZAR JIBAR SAFEX	6.450	7/2/15	ZAR	21,500	$1,881

JPM	Pay	Three- Month ZAR JIBAR SAFEX	7.920	6/20/16	ZAR	12,000	4,691

JPM	Pay	BZDI	12.490	1/4/16	BRL	5,950	(10,083)

JPM	Pay	Three- Month ZAR JIBAR SAFEX	8.200	8/27/16	ZAR	10,000	4,152

MOS	Pay	MXN TIIE BANXICO	7.940	8/2/23	MXN	7,700	(13,787)

Total Over-the-Counter Interest Rate Swaps							$(135,624)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc

BNP	BNP Paribas

BOAC	Bank of America Corp.

BOFA	Bank of America NA

CFI	Citigroup Funding, Inc.

CITNA-B	Citibank NA

DEUL	Deutsche Bank AG

FIB	Credit Suisse International

GSCO	Goldman Sachs Group, Inc. (The)

GSCO-OT	Goldman Sachs Bank USA

HSBC	HSBC Bank USA NA

JPM	JPMorgan Chase Bank NA

MOS	Morgan Stanley

MSCO	Morgan Stanley Capital Services, Inc.

NOM	Nomura Global Financial Products, Inc.

RBSC	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies

BRL	Brazilian Real

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

HUF	Hungarian Forint

IDR	Indonesia Rupiah

KRW	South Korean Won

MXN	Mexican Nuevo Peso

MYR	Malaysian Ringgit

NGN	Nigeria Naira

PEN	Peruvian New Sol

PLN	Polish Zloty

RON	New Romanian Leu

25      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)

RSD	Serbian Dinar

RUB	Russian Ruble

THB	Thai Bhat

TRY	New Turkish Lira

ZAR	South African Rand

Definitions

BANXICO	Banco de Mexico

BBA LIBOR	British Bankers’ Association London -Interbank Offered Rate

BZDI	Brazil Interbank Deposit Rate

JIBAR SAFEX	Johannesburg Interbank Agreed Rate South African Futures Exchange

TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

26      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES November 29, 2013[1] Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $80,826,164)	$77,010,084
Affiliated companies (cost $284,933)	284,933

77,295,017

Cash	194,023

Cash used for collateral on OTC derivatives	194,599

Unrealized appreciation on foreign currency exchange contracts	927,414

Swaps, at value (premiums paid $25,240)	43,736

Receivables and other assets:
Interest and dividends	1,355,720
Investments sold	1,040,332
Variation margin receivable	101,959
Shares of beneficial interest sold	94,764
Other	20,170

Total assets	81,267,734
Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,312,655

Options written, at value (premiums received $96,036)	34,514

Swaps, at value	156,780

Payables and other liabilities:
Shares of beneficial interest redeemed	192,384
Investments purchased	191,736
Dividends	81,919
Distribution and service plan fees	15,304
Transfer and shareholder servicing agent fees	15,192
Trustees’ compensation	4,074
Shareholder communications	2,246
Variation margin payable	625
Other	47,649

Total liabilities	2,055,078

Net Assets	$79,212,656

Composition of Net Assets
Par value of shares of beneficial interest	$8,461

Additional paid-in capital	89,955,832

Accumulated net investment loss	(173,598)

Accumulated net realized loss on investments and foreign currency transactions	(6,490,369)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(4,087,670)

Net Assets	$79,212,656

27      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $51,049,669 and 5,453,003 shares of beneficial interest outstanding)	$9.36
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.83
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,765,555 and 1,896,753 shares of beneficial interest outstanding)	$9.37
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,890 and 950 shares of beneficial interest outstanding)	$9.36
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,066,416 and 220,721 shares of beneficial interest outstanding)	$9.36
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,322,126 and 889,274 shares of beneficial interest outstanding)	$9.36

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements

28      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF OPERATIONS For the Six Months Ended November 29, 2013[1] Unaudited

Investment Income
Interest	$2,670,522
Dividends:
Unaffiliated companies	4,628
Affiliated companies	679
Other income	1,739

Total investment income	2,677,568
Expenses
Management fees	338,857
Distribution and service plan fees:
Class A	52,101
Class C	104,128
Class N	6,053
Transfer and shareholder servicing agent fees:
Class A	63,524
Class C	30,195
Class I	2
Class N	3,692
Class Y	13,031
Shareholder communications:
Class A	10,099
Class C	4,691
Class N	442
Class Y	1,934
Custodian fees and expenses	35,873
Trustees’ compensation	5,401
Other	31,956

Total expenses	701,979
Less waivers and reimbursements of expenses	(76,316)

Net expenses	625,663
Net Investment Income	2,051,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	(7,485,236)
Closing and expiration of option contracts written	52,353
Closing and expiration of futures contracts	450,575
Foreign currency transactions	(1,772,349)
Swap contracts	168,623
Closing and expiration of swaption contracts written	(125,387)

Net realized loss	(8,711,421)

29      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF OPERATIONS Unaudited Continued

Realized and Unrealized Gain (Loss) Continued
Net change in unrealized appreciation/depreciation on:
Investments	$(293,740)
Translation of assets and liabilities denominated in foreign currencies	(326,602)
Futures contracts	(138,316)
Option contracts written	68,518
Swap contracts	(158,508)
Swaption contracts written	76,573

Net change in unrealized appreciation/depreciation	(772,075)
Net Decrease in Net Assets Resulting from Operations	$(7,431,591)

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

30      OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013
Operations
Net investment income	$2,051,905	$4,651,581
Net realized gain (loss)	(8,711,421)	3,678,763
Net change in unrealized appreciation/depreciation	(772,075)	(157,274)

Net increase (decrease) in net assets resulting from operations	(7,431,591)	8,173,070
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,356,070)	(3,119,614)
Class C	(422,722)	(811,507)
Class I	(244)	(352)
Class N	(55,821)	(103,847)
Class Y	(275,905)	(616,173)

	(2,110,762)	(4,651,493)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(7,942,201)	10,505,639
Class C	(6,064,494)	13,648,128
Class I	0	10,000
Class N	(670,765)	1,511,353
Class Y	(5,964,334)	7,857,100

	(20,641,794)	33,532,220
Net Assets
Total increase (decrease)	(30,184,147)	37,053,797
Beginning of period	109,396,803	72,343,006

End of period (including accumulated net investment loss of $173,598 and $114,741, respectively)	$79,212,656	$109,396,803

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

31      OPPENHEIMER EMERGING MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.35	$9.73	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.23	0.53	0.56	0.52
Net realized and unrealized gain (loss)	(0.99)	0.62	(0.94)	0.75

Total from investment operations	(0.76)	1.15	(0.38)	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.53)	(0.41)	(0.52)
Distributions from net realized gain	0.00	0.00	0.00	(0.02)
Tax return of capital distribution	0.00	0.00	(0.21)	0.00

Total dividends and/or distributions to shareholders	(0.23)	(0.53)	(0.62)	(0.54)

Net asset value, end of period	$9.36	$10.35	$9.73	$10.73

Total Return, at Net Asset Value[4]	(7.34)%	11.84%	(3.67)%	12.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,050	$64,789	$51,319	$43,912

Average net assets (in thousands)	$55,787	$62,849	$48,137	$35,869

Ratios to average net assets:[5]
Net investment income	4.71%	4.96%	5.49%	5.31%
Total expenses[6]	1.37%	1.30%	1.26%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.23%	1.24%

Portfolio turnover rate	120%	130%	93%	80%

1. November 29, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	1.37%
Year Ended May 31, 2013	1.30%
Year Ended May 31, 2012	1.26%
Period Ended May 31, 2011	1.26%

See accompanying Notes to Financial Statements.

32      OPPENHEIMER EMERGING MARKETS DEBT FUND

Class C	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.35	$9.73	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.19	0.44	0.48	0.44
Net realized and unrealized gain (loss)	(0.97)	0.63	(0.94)	0.75

Total from investment operations	(0.78)	1.07	(0.46)	1.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.45)	(0.36)	(0.44)
Distributions from net realized gain	0.00	0.00	0.00	(0.02)
Tax return of capital distribution	0.00	0.00	(0.18)	0.00

Total dividends and/or distributions to shareholders	(0.20)	(0.45)	(0.54)	(0.46)

Net asset value, end of period	$9.37	$10.35	$9.73	$10.73

Total Return, at Net Asset Value[4]	(7.59)%	11.00%	(4.40)%	12.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,766	$26,066	$12,070	$7,241

Average net assets (in thousands)	$20,663	$19,486	$9,819	$3,962

Ratios to average net assets:[5]
Net investment income	3.96%	4.16%	4.73%	4.56%
Total expenses[6]	2.26%	2.26%	2.36%	2.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	2.00%

Portfolio turnover rate	120%	130%	93%	80%

1. November 29, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	2.26%
Year Ended May 31, 2013	2.26%
Year Ended May 31, 2012	2.36%
Period Ended May 31, 2011	2.46%

See accompanying Notes to Financial Statements.

33      OPPENHEIMER EMERGING MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended November 29, 2013[1] (Unaudited)	Period Ended May 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$10.34	$10.53

Income (loss) from investment operations:
Net investment income[3]	0.25	0.37
Net realized and unrealized loss	(0.98)	(0.19)

Total from investment operations	(0.73)	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.37)
Distributions from net realized gain	0.00	0.00
Tax return of capital distribution	0.00	0.00

Total dividends and/or distributions to shareholders	(0.25)	(0.37)

Net asset value, end of period	$9.36	$10.34

Total Return, at Net Asset Value[4]	(7.06)%	1.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9	$10

Average net assets (in thousands)	$9	$10

Ratios to average net assets:[5]
Net investment income	5.14%	5.20%
Total expenses[6]	0.94%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.85%

Portfolio turnover rate	120%	130%

1. November 29, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. For the period from September 28, 2012 (commencement of operations) to May 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	0.94%
Period Ended May 31, 2013	0.95%

See accompanying Notes to Financial Statements.

34      OPPENHEIMER EMERGING MARKETS DEBT FUND

Class N	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.35	$9.73	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.22	0.50	0.53	0.49
Net realized and unrealized gain (loss)	(0.99)	0.62	(0.94)	0.75

Total from investment operations	(0.77)	1.12	(0.41)	1.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.50)	(0.39)	(0.49)
Distributions from net realized gain	0.00	0.00	0.00	(0.02)
Tax return of capital distribution	0.00	0.00	(0.20)	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.50)	(0.59)	(0.51)

Net asset value, end of period	$9.36	$10.35	$9.73	$10.73

Total Return, at Net Asset Value[4]	(7.46)%	11.57%	(3.90)%	12.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,066	$3,014	$1,452	$538

Average net assets (in thousands)	$2,433	$2,210	$1,154	$300

Ratios to average net assets:[5]
Net investment income	4.45%	4.69%	5.23%	5.06%
Total expenses[6]	1.75%	1.72%	1.69%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.50%

Portfolio turnover rate	120%	130%	93%	80%

1. November 29, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	1.75%
Year Ended May 31, 2013	1.72%
Year Ended May 31, 2012	1.69%
Period Ended May 31, 2011	2.07%

See accompanying Notes to Financial Statements.

35      OPPENHEIMER EMERGING MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$10.34	$9.73	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.25	0.55	0.59	0.55
Net realized and unrealized gain (loss)	(0.98)	0.62	(0.94)	0.74

Total from investment operations	(0.73)	1.17	(0.35)	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.56)	(0.43)	(0.54)
Distributions from net realized gain	0.00	0.00	0.00	(0.02)
Tax return of capital distribution	0.00	0.00	(0.22)	0.00

Total dividends and/or distributions to shareholders	(0.25)	(0.56)	(0.65)	(0.56)

Net asset value, end of period	$9.36	$10.34	$9.73	$10.73

Total Return, at Net Asset Value[4]	(7.10)%	12.07%	(3.37)%	13.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,322	$15,518	$7,502	$2,514

Average net assets (in thousands)	$10,599	$11,863	$5,855	$883

Ratios to average net assets:[5]
Net investment income	5.06%	5.20%	5.74%	5.66%
Total expenses[6]	1.21%	1.17%	1.23%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate	120%	130%	93%	80%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	1.21%
Year Ended May 31, 2013	1.17%
Year Ended May 31, 2012	1.23%
Period Ended May 31, 2011	1.33%

See accompanying Notes to Financial Statements.

36      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS November 29, 2013 Unaudited

1. Significant Accounting Policies

Oppenheimer Emerging Markets Debt Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual Period. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment

37      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

38      OPPENHEIMER EMERGING MARKETS DEBT FUND

1. Significant Accounting Policies (Continued)

During the fiscal year ended May 31, 2013, the Fund utilized $456,095 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $146.

As of November 29, 2013, it is estimated that the capital loss carryforwards would be $8,711,421 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 29, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$81,418,621
Federal tax cost of other investments	(8,247,485)

Total federal tax cost	$73,171,136

Gross unrealized appreciation	$591,659
Gross unrealized depreciation	(4,700,053)

Net unrealized depreciation	$(4,108,394)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities.

39      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

40      OPPENHEIMER EMERGING MARKETS DEBT FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

41      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

(amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker- dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

42      OPPENHEIMER EMERGING MARKETS DEBT FUND

2. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

43      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$399,779	$—	$399,779
Foreign Government Obligations	—	62,244,105	—	62,244,105
Corporate Bonds and Notes	—	14,010,244	112,038	14,122,282
Structured Securities	—	220,600	—	220,600
Options Purchased	—	23,318	—	23,318
Investment Company	284,933	—	—	284,933

Total Investments, at Value	284,933	76,898,046	112,038	77,295,017
Other Financial Instruments:
Foreign currency exchange contracts	—	927,414	—	927,414
Swaps, at value	—	43,736	—	43,736
Variation margin receivable	101,959	—	—	101,959

Total Assets	$386,892	$77,869,196	$112,038	$78,368,126

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(1,312,655)	$—	$(1,312,655)
Swap, at value	—	(156,780)	—	(156,780)
Options written, at value	—	(34,514)	—	(34,514)
Variation margin payable	(625)	—	—	(625)

Total Liabilities	$(625)	$(1,503,949)	$—	$(1,504,574)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfer out of Level 2*	Transfer into Level 3*
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$(114,929)	$114,929

Total Assets	$(114,929)	$114,929

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

44      OPPENHEIMER EMERGING MARKETS DEBT FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended November 29, 2013		Year Ended May 31, 2013[1]
	Shares	Amount	Shares	Amount
Class A
Sold	755,294	$7,358,412	2,938,109	$31,271,647
Dividends and/or distributions reinvested	97,250	932,536	189,956	2,006,813
Redeemed	(1,661,594)	(16,233,149)	(2,140,646)	(22,772,821)

Net increase (decrease)	(809,050)	$(7,942,201)	987,419	$10,505,639

Class C
Sold	210,413	$2,050,807	1,619,600	$17,274,890
Dividends and/or distributions reinvested	37,705	362,080	68,819	728,684
Redeemed	(869,747)	(8,477,381)	(410,222)	(4,355,446)

Net increase (decrease)	(621,629)	$(6,064,494)	1,278,197	$13,648,128

Class I
Sold	—	$—	950	$10,000
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	950	$10,000

Class N
Sold	45,881	$445,423	159,845	$1,699,422
Dividends and/or distributions reinvested	5,645	54,165	9,749	103,152
Redeemed	(122,059)	(1,170,353)	(27,536)	(291,221)

Net increase (decrease)	(70,533)	$(670,765)	142,058	$1,511,353

Class Y
Sold	200,737	$1,979,780	1,628,012	$17,325,843
Dividends and/or distributions reinvested	25,859	248,266	53,867	569,756
Redeemed	(837,480)	(8,192,380)	(952,996)	(10,038,499)

Net increase (decrease)	(610,884)	$(5,964,334)	728,883	$7,857,100

1. For the year ended May 31, 2013 for Class A, Class C, Class N and Class Y shares, and for the period from September 28, 2012 (inception of offering) to May 31, 2013, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended November 29, 2013 were as follows:

45      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$82,377,949	$118,188,116
U.S. government and government agency obligations	—	1,087,613

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $4 billion	0.65
Over $5 billion	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions

46      OPPENHEIMER EMERGING MARKETS DEBT FUND

5. Fees and Other Transactions with Affiliates (Continued)

periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$299,700
Class N	27,408

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
November 29, 2013	$14,297	$88	$2,595	$4

Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.25% of average annual net assets for Class A shares, 2.00% for Class C shares, 0.85% for Class I, 1.50% for Class N shares and 0.95% for Class Y shares. During the six months ended November 29, 2013, the Manager reimbursed the Fund $32,615, $26,729, $5, $3,037 and $13,512 for Class A, Class C, Class I, Class N and Class Y shares, respectively.

47      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended November 29, 2013, the Manager waived fees and/or reimbursed the Fund $418 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

48      OPPENHEIMER EMERGING MARKETS DEBT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

49      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended November 29, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $62,698,414 and $53,336,251, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

50      OPPENHEIMER EMERGING MARKETS DEBT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended November 29, 2013, the Fund had an ending monthly average market value of $10,547,787 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 29, 2013, the Fund had an ending monthly average market value of $50,899 and $10,181 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

51      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 29, 2013, the Fund had an ending monthly average market value of $11,032 and $52,131 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended November 29, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2013	37,900,000	$9,878	41,900,000	$17,404
Options written	360,320,000	78,662	815,780,000	218,546
Options closed or expired	(317,900,000)	(43,704)	(108,700,000)	(86,696)
Options exercised	(55,100,000)	(26,602)	(313,650,000)	(71,452)

Options outstanding as of November 29, 2013	25,220,000	$18,234	435,330,000	$77,802

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to

52      OPPENHEIMER EMERGING MARKETS DEBT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the six months ended November 29, 2013, the Fund had ending monthly average notional amounts of $44,286 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

53      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk.

Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended November 29, 2013, the Fund had ending monthly average notional amounts of $3,540,330 and $112,693,981 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on achedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

54      OPPENHEIMER EMERGING MARKETS DEBT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the six months ended November 29, 2013, the Fund had an ending monthly average market value of $88,078 and $124,485 on purchased and written swaptions, respectively.

Written swaption activity for the six months ended November 29, 2013 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of May 31, 2013	17,600,000	$198,794
Swaptions written	23,005,000	134,573
Swaptions closed or expired	(40,605,000)	(333,367)

Swaptions outstanding as of November 29, 2013	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative

55      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 29, 2013, the Fund has required certain counterparties to post collateral of $392,332.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

56      OPPENHEIMER EMERGING MARKETS DEBT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund as of November 29, 2013:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$ 187,487	$(187,487)	$—	$—	$—
Bank of America Corp.	3,282	(716)	—	—	2,566
Barclays Bank plc	131,130	(131,130)	—	—	—
BNP Paribas	136,756	(87,053)	—	—	49,703
Citibank NA	43,458	(43,458)	—	—	—
Credit Suisse International	65	(65)	—	—	—
Deutsche Bank AG	4,612	(4,612)	—	—	—
Goldman Sachs Bank USA	72,837	(72,837)	—	—	—
Goldman Sachs Group, Inc. (The)	29,415	(29,415)	—	—	—
JPMorgan Chase Bank NA	255,493	(255,493)	—	—	—
Morgan Stanley Capital Services, Inc.	71,931	(71,931)	—	—	—
Nomura Global Financial Products, Inc	961	—	—	—	961
Royal Bank of Scotland plc (The)	57,041	—	—	(57,041)	—

Total	$ 994,468	$(884,197)	$—	$(57,041)	$53,230

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

57      OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$ (274,850)	$187,487	$-	$-	$(87,363)
Bank of America Corp.	(716)	716	-	-	-
Barclays Bank plc	(162,740)	131,130	-	-	(31,610)
BNP Paribas	(87,053)	87,053	-	-	-
Citibank NA	(151,720)	43,458	-	108,262	-
Citigroup Funding, Inc.	(17,232)	-	-	-	(17,232)
Credit Suisse International	(29,835)	65	-	-	(29,770)
Deutsche Bank AG	(29,468)	4,612	-	-	(24,856)
Goldman Sachs Bank USA	(96,658)	72,837	23,821	-	-
Goldman Sachs Group, Inc. (The)	(86,117)	29,415	-	-	(56,702)
HSBC Bank USA, N.A.	(18,060)	-	-	-	(18,060)
JPMorgan Chase Bank NA	(438,792)	255,493	-	-	(183,299)
Morgan Stanley	(13,787)	-	-	-	(13,787)
Morgan Stanley Capital Services, Inc.	(96,921)	71,931	19,989	-	(5,001)

Total	$ (1,503,949)	$884,197	$43,810	$108,262	$(467,680)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of November 29, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Swaps, at value	$21,156	Swaps, at value	$156,780
Credit contracts	Swaps, at value	22,580
Interest rate contracts	Variation margin receivable	101,959*	Variation margin payable	625*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	927,414	Unrealized depreciation on foreign currency exchange contracts	1,312,655
Foreign exchange contracts	Investments, at value	23,318**	Options written, at value	34,514

Total		$1,096,427		$1,504,574

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

58      OPPENHEIMER EMERGING MARKETS DEBT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Foreign exchange contracts	$51,109	$—	$52,353	$—	$(340,937)	$—	$(237,475)
Interest rate contracts	—	(125,387)	—	450,575	—	168,623	493,811

Total	$51,109	$(125,387)	$52,353	$450,575	$(340,937)	$168,623	$256,336

*Includes purchased option contracts, purchased swaption contracts and written swaption and option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Future contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$(1,342)	$(1,342)
Foreign exchange contracts	(58,983)	68,518	—	—	(556,584)	—	(547,049)
Interest rate contracts	(32,410)	—	76,573	(138,316)	—	(157,166)	(251,319)

Total	$(91,393)	$68,518	$76,573	$(138,316)	$(556,584)	$(158,508)	$(799,710)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of November 29, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’

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8. Pending Litigation (Continued)

fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

62      OPPENHEIMER EMERGING MARKETS DEBT FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Sara Zervos, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail emerging markets bond funds. The Board noted that the Fund underperformed its category median for the one-year period. The Board considered that the Fund’s underperformance versus its category median was mostly due to the fact that, unlike other competitors in its category, the Fund has a blended approach that incorporates hard currency debt, local currency debt, and corporate debt. The Board noted that given that hard currency emerging market debt outperformed the other two sub-asset classes in 2012, the Fund’s structural allocations to corporate debt and local currency debt modestly detracted from performance versus competitors that do not invest in those areas

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail emerging markets bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was higher than its respective peer group median and equal to its respective category median. The Board also considered that within the total asset range of $50-$100 million, the Fund’s effective management fee was higher than its respective peer group median and equal to its respective category median. The Board noted that the Fund’s total expenses were higher than its peer group median and lower than its category median. The Board noted that the Fund’s contractual management fees and total expenses rank in the 4th quintile but are only two basis points above its peer group median. The Board also considered that the Manager has agreed to voluntarily limit the total annual operating expenses after fee waiver and/or reimbursement for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 1.25% for Class A Shares; 2.00% for Class C Shares; 1.50% for Class N Shares; 0.95% for Class Y Shares; and 0.85% for Class I Shares. This waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER EMERGING MARKETS DEBT FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Sara J. Zervos, Ph.D., Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

67      OPPENHEIMER EMERGING MARKETS DEBT FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1360.001.1113 January 24, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/13/2014